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                                                                Exhibit 10.18



                                AVTEAM, INC.

                           1996 STOCK OPTION PLAN


        1.       PURPOSE.

                 The AVTEAM, INC. 1996 Stock Option Plan (the "Plan") is intended to provide to officers, directors, key employees and consultants of the Corporation an opportunity to acquire a proprietary interest in the Corporation, to encourage such key individuals to remain in the employ of or to contract with the Corporation, and to attract and retain new employees, consultants, and directors with outstanding qualifications. Pursuant to the Plan, the Corporation may grant to officers, directors, consultants, and key employees of the Corporation options to purchase shares of common stock of the Corporation upon such terms and conditions as provided herein.

        2.       DEFINITIONS.

                 (a) "Affiliate" shall mean any corporation (other than the Corporation) in an unbroken chain of corporations that includes the Corporation if each of such corporations, other than the last corporation in the chain, owns at least 50% of the total voting power of one of the other corporations.

                 (b) "Board" shall mean the Board of Directors of the Corporation.

                 (c) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                 (d) "Committee" shall mean the committee appointed by the Board to administer the Plan, or if no such committee is appointed, the Board.

                 (e) "Common Stock" shall mean the Class A Common Stock, par value $.01 per share of the Corporation.

                 (f) "Consultant" shall mean any person who, or any employee of any firm which, is engaged by the Company or any Affiliate to render consulting services and is compensated for such consulting services, and any non- employee director of the Company whether compensated for such services or not.

                 (g) "Corporation" shall mean AVTEAM, INC., a Florida corporation.





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                 (h)     "Effective Date" shall mean April 15, 1996.

                 (i) "Employee" shall mean any individual who is employed, within the meaning of Section 3401 of the Code and the regulations thereunder, by the Corporation or by any Affiliate. For purposes of the Plan and only for purposes of the Plan, and in regard to Nonstatutory Stock Options but not for Incentive Stock Options, a Consultant or director of the Corporation or any Affiliate shall be deemed to be an Employee, and service as a Consultant or director with the Corporation or any Affiliate shall be deemed to be employment, but no Incentive Stock Option shall be granted to a Consultant or director who is not an employee of the Corporation or any Affiliate within the meaning of Section 3401 of the Code and the regulations thereunder. In the case of a non-employee director or Consultant, the provisions governing when a termination of employment has occurred for purposes of the Plan shall be set forth in the written stock option agreement between the Optionee and the Corporation, or, if not so set forth, the Committee shall have the discretion to determine when a termination of "employment" has occurred for purposes of the Plan.

                 (j) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                 (k) "Exercise Price" shall mean the price per Share at which an Option may be exercised, as determined by the Committee and as specified in the Optionee's stock option agreement.

                 (l) "Fair Market Value" shall mean the value of each Share as determined by the Board.

                 (m) "Incentive Stock Option" shall mean an Option of the type described in Section 422(b) of the Code.

                 (n) "Nonstatutory Stock Option" shall mean an Option of the type not described in Section 422(b) or 423(b) of the Code.

                 (o) "Option" shall mean an option to purchase Common Stock granted pursuant to the Plan.

                 (p) "Optionee" shall mean any person who holds an Option pursuant to the Plan.

                 (q) "Plan" shall mean this stock option plan as it may be amended from time to time.

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                 (r)     "Purchase Price" shall mean at any particular time the
Exercise Price times the number of Shares for which an Option is being exercised.

                 (s)     "Share" shall mean one share of authorized Common
Stock.

        3.       ADMINISTRATION.

                 (a)     The Committee.

                         (i)  The Board may administer the Plan or appoint a
Committee to administer the Plan. The Committee shall consist of not less than two members who may also be members of the Board. Members of the Board or the Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of any Options pursuant to the Plan, except that no such member shall act upon the granting of an Option to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Committee and shall be excluded in determining unanimity of an act in writing, for any action which is taken with respect to the granting of an Option to such member.

                         (ii)  If the Corporation registers any class of any
equity security pursuant to Section 12 of the Exchange Act, from the effective date of such registration until six months after the termination of such registration, the Plan shall be administered by a Committee of directors which shall consist of not less than two members, who during the one year prior to service as an administrator of the Plan, shall not have been granted or awarded equity securities pursuant to the Plan or any other plan of the Corporation or any of its Affiliates except as permitted under Rule 16b-3 under the Exchange Act which provides that participation in a formula plan meeting the conditions of Rule 16(b)(3)(c)(2)(ii) or in an ongoing securities acquisition plan meeting the conditions in Rule 16(b)(3)(d)(2)(i) shall not disqualify a member of the Committee from serving as an administrator of the Plan. In addition, an election to receive an annual retainer fee in either cash or an equivalent amount of securities, or partly in cash and partly in securities, shall not disqualify a member of the Committee from serving as an administrator of the Plan.

                 The Board may from time to time designate individuals as ineligible to participate in the Plan for a specified period in order to become eligible to be a member of the Committee.

                 (b)     Powers of the Committee.

                 Subject to the provisions of the Plan, the Committee shall have the authority, in its discretion and on behalf of the Corporation:




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                         (i)  to grant Options;

                         (ii)  to determine the Exercise Price per Share of
Options to be granted;

                         (iii)  to determine the Employees to whom, and the
time or times at which, Options shall be granted and the number of Shares for which an Option will be exercisable;

                         (iv)  to interpret the Plan;

                         (v)   to prescribe, amend, and rescind rules and
regulations relating to the Plan;

                         (vi)  to determine the terms and provisions of each
Option granted and, with the consent of the holder thereof, modify or amend each Option;

                         (vii) to accelerate or defer, with the consent of the
Optionee, the exercise date of any Option;

                         (viii) to authorize any person to execute on behalf of
the Corporation any instrument required to effectuate the grant of an Option previously granted by the Committee;

                         (ix)  with the consent of the Optionee, to reprice,
cancel and regrant, or otherwise adjust the Exercise Price of an Option previously granted by the Committee; and

                         (x)  to make all other determinations deemed necessary
or advisable for the administration of the Plan.

                 (c)     Board's Determination of Fair Market Value.

                         The Board shall have the authority to determine, upon
review of relevant information, the Fair Market Value of the Common Stock, subject to the provisions of the Plan and irrespective of whether the Board has appointed a Committee to administer the Plan. The Board may delegate this authority to the Committee.

                 (d)     Committee's Interpretation of the Plan.

                         The interpretation and construction by the Committee
of any provision of the Plan or of any Option granted hereunder shall be final and binding on all parties claiming an interest in an Option granted under the Plan. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

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                 (e)     All Committee Actions to be in Writing.

                         Any and all actions of the Committee taken in exercise
of the powers granted to it in this Section 3 shall be in writing.

        4.       PARTICIPATION.

                 (a)     Eligibility.

                         The Optionees shall be such persons as the Committee
may select from among the Employees, provided that Consultants are not eligible to receive Incentive Stock Options.

                 (b)     Ten Percent Shareholders.

                         Any Employee who owns Stock possessing more than 10%
of the total combined voting power of all classes of outstanding stock of the Corporation or any Affiliate shall not be eligible to receive an Option unless:

                         (i)  the Exercise Price of the Shares subject to such
Option when granted is at least 110% of the Fair Market Value of such Shares, and

                         (ii)  such Option by its terms is not exercisable
after the expiration of five years from the date of grant.

                 (c)     Stock Ownership.

                         For purposes of Section 4(b), in determining stock
ownership, an Employee shall be considered as owning the stock owned, directly or indirectly, by or for his or her brothers and sisters, spouse, ancestors, and lineal descendants. Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust shall be considered as being owned proportionately by or for its shareholders, partners, or beneficiaries, respectively. Stock with respect to which such Employee or any other person holds an Option shall be disregarded.

                 (d)     Outstanding Stock.

                         For purposes of Section 4(b), the term "outstanding
stock" shall include all stock actually issued and outstanding immediately after the grant of the Option to the Optionee but shall not include any share for which an Option is exercisable by any person.




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        5.       SHARES.

                 (a)     Shares Subject to This Plan.

                         The aggregate number of Shares which may be issued
upon exercise of Options under the Plan shall not exceed 600,000 shares of Common Stock, subject to adjustment pursuant to Section 9 hereof.

                 (b)     Options Not to Exceed Shares Available.

                         The number of Shares for which an Option is
exercisable at any time shall not exceed the number of Shares remaining available for issuance under the Plan. If any Option expires or is terminated, the number of Shares for which such Option was exercisable may be made exercisable pursuant to other Options under the Plan. The limitations established by this Section 5(b) shall be subject to adjustment in the manner provided in Section 9 hereof upon the occurrence of an event specified therein.

        6.       TERMS AND CONDITIONS OF OPTIONS.

                 (a)     Stock Option Agreements.

                         Options shall be evidenced by written stock option
agreements between the Optionee and the Corporation in such form as the Committee shall from time to time determine. No Option or purported Option shall be a valid and binding obligation of the Corporation unless so evidenced in writing.

                 (b)     Number of Shares.

                         Each stock option agreement shall state the number of
Shares for which the Option is exercisable and shall provide for the adjustment thereof in accordance with Section 9 hereof. In no event shall the number of shares subject to an Option or Options granted to any single Optionee exceed, in the aggregate, in any one calendar year 200,000 shares.

                 (c)     Vesting.

                         An Optionee may not exercise his or her Option for any
Shares until the Option, in regard to such Shares, has vested. Each stock option agreement shall include a vesting schedule which shall show when the Option becomes exercisable provided, each Option shall vest at a rate of at least twenty percent (20%) per year over a period of five (5) years with the first 20% becoming exercisable on the first anniversary of the date the Options were granted. The vesting schedule shall not impose upon the Corporation or any Affiliate any obligation to

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retain the Optionee in its employ or under contract for any period or otherwise change the employment-at-will status of an Optionee who is an employee of the Corporation or any Affiliate.

                 (d)     Lapse of Options.

                         Each stock option agreement shall state the time or
times when the Option covered thereby lapses and becomes unexercisable in part or in full. An Option shall lapse on the earliest of the following events (unless otherwise determined by the Committee and reflected in an option agreement):

                         (i)  The tenth anniversary of the date of granting the
Option;

                         (ii)  The first anniversary of the Optionee's death;
                         (iii)  The first anniversary of the date the Optionee
ceases to be an Employee due to total and permanent disability;

                         (iv)   On the date provided in Section 6(h)(i), unless
with respect to a Nonstatutory Stock Option, the Committee otherwise extends such period before the applicable expiration date;

                         (v)  On the date provided in Section 9 for a
transaction described in such Section;

                         (vi)  The date the Optionee files or has filed against
him or her a petition in bankruptcy; or

                         (vii)  The expiration date specified in an Optionee's
stock option agreement.

                 (e)     Exercise Price.

                         Each stock option agreement shall state the Exercise
Price for the Shares for which the Option is exercisable. Subject to Section 4(b), the Exercise Price of an Incentive Stock Option and a Nonstatutory Stock Option shall, when granted, be not less than 100% and 85% of the Fair Market Value of the Shares for which the Option is exercisable, respectively, and not less than the par value of the Shares.




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                 (f)     Medium and Time of Payment.

                         The Purchase Price shall be payable in full in cash
upon the exercise of an Option but the Committee may allow the Optionee to pay the Purchase Price:

                         (i)  by surrendering Shares in good form for transfer,
owned by the Optionee and having a Fair Market Value on the date of exercise equal to the Purchase Price; or

                         (ii)  in any combination of such consideration or such
other consideration and method of payment for the issuance of Shares to the extent permitted under applicable law as long as the sum of the cash so paid, the Fair Market Value of the Shares so surrendered, and the amount of any Note equals the Purchase Price.

                         The Committee or a stock option agreement may
prescribe requirements with respect to the exercise of Options, including the submission by the Optionee of such forms and documents as the Committee may require and, the delivery by the Optionee of cash sufficient to satisfy applicable withholding requirements. The Committee may vary the exercise requirements and procedures from time to time to facilitate, for example, the broker-assisted exercise of Options.

                 (g)     Nontransferability of Options.

                         During the lifetime of the Optionee, the Option shall
be exercisable only by the Optionee or the Optionee's conservator or legal representative and shall not be assignable or transferable except pursuant to a qualified domestic relations order as defined by the Code. In the event of the Optionee's death, the Option shall not be transferable by the Optionee other than by will or the laws of descent and distribution.

                 (h)     Termination of Employment Other than by Death or
                         Disability.

                         (i)  If an Optionee ceases to be an Employee for any
reason other than his or her death or disability, the Optionee shall have the right, subject to the provisions of this Section 6, to exercise any Option held by the Optionee at any time within thirty (30) days after his or her termination of employment, but not beyond the otherwise applicable term of the Option and only to the extent that on such date of termination of employment the Optionee's right to exercise such Option had vested.

                         (ii)  For purposes of this Section 6(h), the
employment relationship shall be treated as continuing intact while the Optionee is an active employee of the Corporation or any Affiliate, or is on military leave, sick leave, or other bona fide leave of absence to be determined in the sole discretion of the Committee. The preceding sentence notwithstanding, in the case of




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an Incentive Stock Option, employment shall be deemed to terminate on the date the Optionee ceases active employment with the Corporation or any Affiliate, unless the Optionee's reemployment rights are guaranteed by statute or contract.

                 (i)     Death of Optionee.

                         If an Optionee dies while an Employee, or after
ceasing to be an Employee but during the period while he or she could have exercised an Option under Section 6(h), any Option granted to the Optionee may be exercised, to the extent it had vested at the time of death and subject to the Plan, at any time within 12 months after the Optionee's death, by the executors or administrators of his or her estate or by any person or persons who acquire the Option by will or the laws of descent and distribution, but not beyond the otherwise applicable term of the Option.

                 (j)     Disability of Optionee.

                         If an Optionee ceases to be an Employee due to
becoming totally and permanently disabled within the meaning of Section 22(e)(3) of the Code, any Option granted to the Optionee may be exercised to the extent it had vested at the time of cessation and, subject to the Plan, at any time within 12 months after the Optionee's termination of employment, but not beyond the otherwise applicable term of the Option.

                 (k)     Rights as a Shareholder.

                         An Optionee, or a transferee of an Optionee, shall
have no rights as a shareholder of the Corporation with respect to any Shares for which his or her Option is exercisable until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends, ordinary or extraordinary or whether in currency, securities, or other property, distributions, or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 9 hereof.

                 (l)     Modification, Extension, and Renewal of Options.

                         Within the limitations of the Plan, the Committee may
modify, extend or renew outstanding Options or accept the cancellation of outstanding Options for the granting of new Options in substitution therefor. Notwithstanding the preceding sentence, no modification of an Option shall, without the consent of the Optionee, alter or impair any rights or obligations under any Option previously granted.

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                 (m)     Other Provisions.

                         The stock option agreements authorized under the Plan
may contain such other provisions which are not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.
                         Without limiting the generality of the foregoing, a
stock option agreement under the Plan may provide for accelerated vesting upon specified corporate events (e.g., events specified in Section 9 hereof) or for waiver of the option termination provision of Section 9(c) hereof, but in no event may an option term be extended beyond the date indicated in Section 8.

        7.       $100,000 PER YEAR LIMITATION ON VESTING OF ISOs.

                 In accordance with section 422(d) of the Code, to the extent that the Fair Market Value of Shares (determined for each Share as of the date of grant of the Option covering such Share) subject to Options granted under this Plan (or any other plan of the Corporation or any Affiliate) which are designated as Incentive Stock Options and which become exercisable by an Optionee for the first time during a single calendar year exceeds $100,000, the Option(s) (or portion thereof) covering such Shares shall be recharacterized (to the extent of such excess over $100,000) as a Nonstatutory Stock Option(s). In determining which Option(s) shall be treated as Nonstatutory Stock Options under the preceding sentence, the Options shall be taken into account in the order granted, with the result that a later granted Option shall be recharacterized as a Nonstatutory Stock Option prior to such recharacterization of a previously granted Option.

        8.       TERM OF PLAN.

                 Options may be granted pursuant to the Plan until ten years following the Effective Date, and all Options which are outstanding on such date shall remain in effect until they are exercised or expire by their terms. The Plan shall expire for all purposes on March 1, 2006.

        9.       RECAPITALIZATION, TAKEOVERS, AND LIQUIDATIONS.

                 (a)     Reorganizations.

                         The number of Shares covered by the Plan, as provided
in Section 5 hereof, and the number of Shares for which each Option is exercisable shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from the payment of a Common Stock dividend, a stock split, a reverse stock split, a stock dividend, recapitalization, combination or reclassification of the Corporation's stock or any other event which results in an increase or decrease in the number of issued Shares effected without receipt




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of consideration by the Corporation, and the Exercise Price shall be proportionately increased in the event the number of Shares subject to such Option are decreased and shall be proportionately decreased in the event the number of Shares subject to such Option are increased. For the purposes of this paragraph, conversion of any convertible securities of the Corporation shall not be deemed to have been "effected without receipt of consideration." Adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Corporation of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an Option.

                 (b)     Liquidation.

                         In the event of the dissolution or liquidation of the
Corporation, each Option shall terminate immediately prior to the consummation of such action. The Committee shall notify the Optionee not less than fifteen
(15) days prior to the proposed consummation of a pending dissolution or liquidation, and the Option shall be exercisable as to all Shares which are vested prior to expiration until immediately prior to the consummation of such action.

                 (c)     Merger.

                         Except as otherwise expressly provided in an
Optionee's stock option agreement, in the event of (i) a proposed merger of the Corporation with or into another corporation, as a result of which the Corporation is not the surviving corporation and (ii) the Option is not assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation, then in such case each Option shall terminate immediately prior to the consummation of such transaction. The Committee shall notify the Optionee not less than fifteen (15) days prior to the proposed consummation of such transaction, and the Option shall be exercisable as to all Shares which are vested prior to expiration and until immediately prior to the consummation of such transaction.

                 (d)     Determination by Committee.

                         All adjustments described in this Section 9 shall be
made by the Committee, whose determination shall be conclusive and binding on all persons.

                 (e)     Limitation on Rights of Optionee.

                         Except as expressly provided in this Section 9, no
Optionee shall have any rights by reason of any payment of any stock dividend, stock split or reverse stock split or any other increase or decrease in the number of shares of stock of any class, or by reason of any reorganization, consolidation, dissolution, liquidation, merger, exchange, split-up or reverse

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split-up, or spin-off of assets or stock of another corporation.  Any issuance by the Corporation of Shares, Options or securities convertible into Shares or Options shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or Exercise Price of the Shares for which an Option is exercisable. Notwithstanding the foregoing, if the Corporation shall enter into a transaction affecting the Corporation's capital stock or distributions to the holders of its capital stock for which a revision in the terms of each Option is not required pursuant to this Section 9, the Committee shall have the right, but not the obligation, to revise the terms of each Option in a manner the Committee, in its sole discretion, deems fair and reasonable given the transaction involved. If necessary or appropriate in connection with such transaction, the Committee may declare that any Option shall terminate as of a date fixed by the Committee and give each Optionee the right to exercise his Option in whole or in part, including exercise as to Shares to which the Option would not otherwise be exercisable.

                 (f)     No Restriction on Rights of Corporation.

                         The grant of an Option shall not affect or restrict in
any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

        10.      SECURITIES LAW REQUIREMENTS.

                 (a)     Legality of Issuance.

                         No Share shall be issued upon the exercise of any
Option unless and until the Corporation has determined that:

                         (i)  The Corporation and the Optionee have taken all
actions required to exempt the issuance of the Shares from the registration requirements under the Securities Act of 1933, as amended (the "Act"), or the Corporation and the Optionee shall determine that the registration requirements of the Act do not apply to such exercise;

                         (ii)  Any applicable listing requirement of any stock
exchange on which the Common Stock is listed has been satisfied; and

                         (iii)  Any other applicable provision of state or
Federal law has been satisfied.




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    (b)      Restrictions on Transfer; Representations of Optionee; Legends.

             Regardless of whether the offering and sale of Shares has been registered under the Act or has been registered or qualified under the securities laws of any state, the Corporation may impose restrictions upon the sale, pledge, or other transfer of such Shares, including the placement of appropriate legends on stock certificates, if, in the judgment of the Corporation and its counsel, such restrictions are necessary or desirable in order to achieve compliance with the provisions of the Act, the securities laws of any state, or any other law. If the sale of Shares is not registered under the Act and the Corporation shall determine that the registration requirements of the Act apply to such sale, but an exemption is available which requires an investment representation or other representation, the Optionee shall be required, as a condition to purchasing Shares by exercise of his or her Option, to represent that such Shares are being acquired for investment, and not with a view to the sale or distribution thereof, except in compliance with the Act, and to make such other representations as are deemed necessary or appropriate by the Corporation and its counsel. Stock certificates evidencing Shares acquired pursuant to an unregistered transaction to which the Act applies shall bear a restrictive legend substantially in the following form and such other restrictive legends as are required or deemed advisable under the Plan or the provisions of any applicable law:

    "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN   REGISTERED
    UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. THESE SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION UNDER THE ACT AND/OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS, OR WITHOUT AN OPINION OF COUNSEL ACCEPTABLE TO THE CORPORATION AND ITS COUNSEL THAT SUCH REGISTRATION OR QUALIFICATION IS NOT REQUIRED."

Any determination by the Corporation and its counsel in connection with any of the matters set forth in this Section 10 shall be conclusive and binding on all persons.

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                   (c)     Registration or Qualification of Securities.

                           The Corporation may, but shall not be obligated to,
register or qualify the sale of Shares under the Act or any other applicable law. In connection with any such registration or qualification, the Corporation shall provide each Optionee with such information required pursuant to all applicable laws and regulations.

                   (d)     Exchange of Certificates.

                           If, in the opinion of the Corporation and its
counsel, any legend placed on a stock certificate representing Shares sold hereunder is no longer required, the Optionee or the holder of such certificate shall be entitled to exchange such certificate for a certificate representing the same number of Shares but lacking such legend.

          11.      EXERCISE OF UNVESTED OPTIONS.

                   The Committee may grant any Optionee the right to exercise any Option prior to the complete vesting of such Option. Without limiting the generality of the foregoing, the Committee may provide that if an Option is exercised prior to having completely vested, the Shares issued upon such exercise shall remain subject to vesting at the same rate as under the Option so exercised and shall be subject to a right, but not an obligation, of repurchase by the Corporation with respect to all unvested Shares if the Optionee ceases to be an Employee for any reason. For the purposes of facilitating the enforcement of any such right of repurchase, at the request of the Committee, the Optionee shall enter into the Joint Escrow Instructions with the Corporation and deliver every certificate for his or her unvested Shares with a stock power executed in blank by the Optionee and by the Optionee's spouse, if required for transfer.

          12.      AMENDMENT OF THE PLAN.

                   The Board or the Committee may, from time to time, terminate, suspend or discontinue the Plan, in whole or in part, or revise or amend it in any respect whatsoever including, but not limited to, the adoption of any amendment(s) deemed necessary or advisable to qualify the Options under rules and regulations promulgated by the Securities and Exchange Commission with respect to Employees who are subject to the provisions of Section 16 of the Securities Exchange Act of 1934, as amended, or to correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option granted thereunder, without approval of the shareholders of the Corporation, but without the approval of the Corporation's shareholders, no such revision or amendment shall:

                           (i)  Increase the number of Shares subject to the
Plan, other than any increase pursuant to Section 9;




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                           (ii)  Materially modify the requirements as to
eligibility for participation in the Plan;

                           (iii)  Materially increase the benefits accruing to
Optionees under the Plan;

                           (iv)  Extend the term of the Plan; or

                           (v)  Amend this Section 12 to defeat its purpose.

No amendment, termination or modification of the Plan shall affect any Option theretofore granted in any material adverse way without the consent of the Optionee.

          13.      APPLICATION OF FUNDS.

                   The proceeds received by the Corporation from the sale of Common Stock pursuant to the exercise of an Option shall be used for general corporate purposes.

          14.      APPROVAL OF SHAREHOLDERS.

                   The Plan shall be subject to approval by the affirmative vote of the holders of a majority of all classes of the outstanding shares present and entitled to vote at the first meeting of shareholders of the Corporation following the adoption of the Plan or by written consent, and in no event later than one (1) year following the Effective Date. Prior to such approval, Options may be granted but shall not be exercisable. Any amendment described in Section 12 (i) to (iv) shall also be subject to approval by the Corporation's shareholders.

          15.      WITHHOLDING OF TAXES.

                   In the event the Corporation or an Affiliate determines that it is required to withhold Federal, state, or local taxes in connection with the exercise of an Option or the disposition of Shares issued pursuant to the exercise of an Option, the Optionee or any person succeeding to the rights of the Optionee, as a condition to such exercise or disposition, may be required to make arrangements satisfactory to the Corporation or the Affiliate to enable it to satisfy such withholding requirements. Alternatively, the Corporation may issue or transfer Shares net of the number of Shares sufficient to satisfy withholding tax requirements. For withholding tax purposes, the Shares will be valued on the date the withholding obligation is incurred.

          16.      RIGHTS AS AN EMPLOYEE.

                   Neither the Plan nor any Option granted pursuant thereto shall be construed to give any person the right to remain in the employ of the Corporation or any Affiliate, or to affect the right of the Corporation or any Affiliate to terminate such individual's employment at any time with or without cause. The grant of an Option shall not entitle the Optionee to, or disqualify the Optionee from, participation in the grant of any other Option under the Plan or participation in any other benefit plan maintained by the Corporation or any Affiliate.

          17. DISAVOWAL OF REPRESENTATIONS, UNDERTAKINGS OR CREATION OF IMPLIED RIGHTS.

                   In adopting and maintaining this Plan and granting options hereunder, neither the Corporation nor any Affiliate makes any representations or undertakings with respect to the initial qualification or treatment of Options under federal or state tax or securities laws. The Corporation and each Affiliate expressly disavows the creation of any rights in Employees, Optionees, or beneficiaries of any obligations on the part of the Corporation, any Affiliate or the Committee, except as expressly provided herein.

          18.      INSPECTION OF RECORDS.

                   Copies of the Plan, records reflecting each Optionee's Option, and any other documents and records which an Optionee is entitled by law to inspect shall be open to inspection by the Optionee and his or her duly authorized representative at the office of the Committee at any reasonable business hour.

          19.      INFORMATION TO OPTIONEES.

                   Each Optionee shall be provided with such information regarding the Corporation as the Committee from time to time deems necessary or appropriate; provided however, that each Optionee shall at all times be provided with such information as is required to be provided from time to time pursuant to applicable regulatory requirements, including, but not limited to, any applicable requirements of the Securities and Exchange Commission and other state securities agencies.

                                  EXHIBIT A


          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED
          UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                     NONSTATUTORY STOCK OPTION AGREEMENT

          This Stock Option Agreement is made and entered into this ____ day of __________, 199_, pursuant to the AVTEAM, INC. 1996 Stock Option Plan (the "Plan"). The Committee administering the Plan has selected ____________________ ____ ("the Optionee") to receive the following grant of a nonstatutory stock option ("Stock Option") to purchase shares of the common stock of AVTEAM, INC. (the "Corporation"), on the terms and conditions set forth below to which Optionee accepts and agrees:

          1.       Stock Options Granted:

                         Number of Shares Subject to Option        ______
                         Date of Grant                             ______
                         Vesting Commencement Date                 ______
                         Exercise Price Per Share                     ______
                         Expiration Date                              ______

          2. The Stock Option is granted pursuant to the Plan to purchase the number of shares of authorized but unissued common stock of the Corporation specified in Section 1 hereof (the "Shares"). The Stock Option shall expire, and all rights to exercise it shall terminate on the Expiration Date, except that the Stock Option may expire earlier as provided in the Plan. The number of Shares subject to the Stock Option granted hereunder shall be adjusted as provided in the Plan. This Stock Option is intended by the Corporation and the Optionee to be a Nonstatutory Stock Option and does not qualify for any special tax benefits to the Optionee and is not subject to Section 7 of the Plan.

          3. The Stock Option shall be exercisable in all respects in accordance with the terms of the Plan which are incorporated herein by this reference. Optionee acknowledges having received and read a copy of the Plan.

          4. Optionee shall have the right to exercise the Stock Option in accordance with the following schedule:

                   (a) The Stock Option may not be exercised in whole or in part at any time prior to the end of the first full calendar year following the Vesting Commencement Date.

                   (b) Optionee may exercise the Stock Option as to 20% of the Shares at the end of the first full calendar year following the Vesting Commencement Date.

                   (c) Optionee may exercise the Stock Option as to an additional 20% of the Shares at the end of each full calendar year thereafter following the Vesting Commencement Date.

                   (d) The right to exercise the Stock Option shall be cumulative. Optionee may buy all, or from time to time any part, of the maximum number of Shares which are exercisable under the Stock Option, but in no case may Optionee exercise the Stock Option with regard to a fraction of a Share, or for any share for which the Stock Option is not exercisable.

          5. The Optionee agrees to comply with all laws, rules, and regulations applicable to the grant and exercise of the Stock Option and the sale or other disposition of the common stock of the Corporation received pursuant to the exercise of such Stock Option.

          6. The Stock Option is conditioned upon the Optionee's representation, which Optionee hereby confirms as of the date of this Agreement and which Optionee must confirm as of the date of any exercise of all or any part of the Stock Option, that:

                   (a) Optionee understands that both this Stock Option and any shares purchased upon its exercise are securities, the issuance of which require compliance with state and Federal securities laws;

                   (b) Optionee understands that neither the Options nor the Shares have been registered under the Securities Act of 1933 (the "Act") in reliance upon a specific exemption contained in the Act which depends upon Optionee's bona fide investment intention in acquiring these securities; that Optionee's intention is to hold these securities for Optionee's own benefit for an indefinite period; that Optionee has no present intention of selling or transferring any part thereof (recognizing that the Stock Option is not transferable) and that certain restrictions may exist on transfer of the Shares issued upon exercise of the Stock Option;

                   (c) Optionee understands that the Shares issued upon exercise of this Stock Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act, or unless an exemption from registration is available; that Rule 701 and Rule 144, two exemptions from registration which may be available, are only available after the satisfaction of certain conditions and require the presence of a U.S. public market for such Shares; that no certainty exists that a U.S. public market for the Shares will exist, and that otherwise Optionee may have to sell the Shares pursuant to another exemption from registration which exemption may be difficult to satisfy; and

                   (d) The Corporation shall not be under any obligation to issue any Shares upon the exercise of this Stock Option unless and until the Corporation has determined that:

                           (i)  it and Optionee have taken all actions required
to register such Shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

                           (ii)  any applicable listing requirement of any
stock exchange on which such Shares are listed has been satisfied; and

                           (iii)  all other applicable provisions of state and
Federal law have been satisfied.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Stock Option Agreement, in the case of the Corporation by its duly authorized officer, as of the date and year written above.


OPTIONEE                            AVTEAM, INC.



By:______________________           By:______________________
        (signature)                          (signature)



Its:_____________________           Its:______________________
     (Type or Print Name)                (Type or Print Name)


Address:  _________________________________

                   _________________________________

                                   EXHIBIT B


          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER
          THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.


                       INCENTIVE STOCK OPTION AGREEMENT

          This Stock Option Agreement is made and entered into this ____ day of __________, 199_, pursuant to the AVTEAM, INC. 1996 Stock Option Plan (the "Plan"). The Committee administering the Plan has selected ___________________ ___ ("the Optionee") to receive the following grant of an incentive stock option ("Stock Option") to purchase shares of the common stock of AVTEAM, INC. (the "Corporation"), on the terms and conditions set forth below to which Optionee accepts and agrees:

          1.       Stock Options Granted:

                           Number of Shares Subject to Option  ______
                           Date of Grant                       ______
                           Vesting Commencement Date           ______
                           Exercise Price Per Share               ______
                           Expiration Date                        ______


          2. The Stock Option is granted pursuant to the Plan to purchase the number of shares of authorized but unissued common stock of the Corporation specified in Section 1 hereof (the "Shares"). The Stock Option shall expire, and all rights to exercise it shall terminate on the Expiration Date, except that the Stock Option may expire earlier as provided in the Plan. The number of shares subject to the Stock Option granted hereunder shall be adjusted as provided in the Plan.

          3. The Stock Option shall be exercisable in all respects in accordance with the terms of the Plan which are incorporated herein by this reference. Optionee acknowledges having received and read a copy of the Plan.

          4. Optionee shall have the right to exercise the Stock Option in accordance with the following schedule:

                   (a) The Stock Option may not be exercised in whole or in part at any time prior to the end of the first full calendar year following the Vesting Commencement Date.

                   (b) Optionee may exercise the Stock Option as to 20% of the Shares at the end of the first full calendar year following the Vesting Commencement Date.

                   (c) Optionee may exercise the Stock Option as to an additional 20% of the Shares at the end of each full calendar year thereafter following the Vesting Commencement Date.

                   (d) The right to exercise the Stock Option shall be cumulative. Optionee may buy all, or from time to time any part, of the maximum number of shares which are exercisable under the Stock Option, but in no case may Optionee exercise the Stock Option with regard to a fraction of a Share, or for any Share for which the Stock Option is not exercisable.

          5. The Optionee agrees to comply with all laws, rules, and regulations applicable to the grant and exercise of the Stock Option and the sale or other disposition of the common stock of the Corporation received pursuant to the exercise of such Stock Option.

          6. The Stock Option is conditioned upon the Optionee's representation, which Optionee hereby confirms as of the date of this Agreement and which Optionee must confirm as of the date of any exercise of all or any part of the Stock Option, that:

                   (a) Optionee understands that both this Stock Option and any Shares purchased upon its exercise are securities, the issuance of which require compliance with state and Federal securities laws;

                   (b) Optionee understands that neither the Options nor the Shares have been registered under the Securities Act of 1933 (the "Act") in reliance upon a specific exemption contained in the Act which depends upon Optionee's bona fide investment intention in acquiring these securities; that Optionee's intention is to hold these securities for Optionee's own benefit for an indefinite period; that Optionee has no present intention of selling or transferring any part thereof (recognizing that the Stock Option is not transferable) and that certain restrictions may exist on transfer of the Shares issued upon exercise of the Stock Option;

                   (c) Optionee understands that the Shares issued upon exercise of this Stock Option, in addition to other restrictions on transfer, must be held indefinitely unless subsequently registered under the Act, or unless an exemption from registration is available; that Rule 701 and Rule 144, two exemptions from registration which may be available, are only available after the satisfaction of certain conditions and require the presence of a U.S. public market for such Shares; that no certainty exists that a U.S. public market for the Shares will exist, and that otherwise Optionee may have to sell the Shares pursuant to another exemption from registration which exemption may be difficult to satisfy; and

                   (d) The Corporation shall not be under any obligation to issue any shares upon the exercise of this Stock Option unless and until the Corporation has determined that:

                           (i)      it and Optionee have taken all actions
required to register such Shares under the Securities Act, or to perfect an exemption from the registration requirements thereof;

                           (ii)     any applicable listing requirement of any
stock exchange on which such Shares are listed has been satisfied; and

                           (iii)    all other applicable provisions of state
and Federal law have been satisfied.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Stock Option Agreement, in the case of the Corporation by its duly authorized officer, as of the date and year written above.

OPTIONEE                                    AVTEAM, INC.



By:_____________________                    By:______________________
        (signature)                                  (signature)



Its:____________________                    Its:_____________________
     (Type or Print Name)                       (Type or Print Name)


Address:  _________________________________

                   _________________________________